                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                 CD RADIO INC.

                     OFFER TO EXCHANGE $200,000,000 OF ITS
                     14 1/2% SENIOR SECURED NOTES DUE 2009
                             (THE 'EXCHANGE NOTES')
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                      FOR $200,000,000 OF ITS OUTSTANDING
                     14 1/2% SENIOR SECURED NOTES DUE 2009
                             (THE 'INITIAL NOTES')
           PURSUANT TO THE PROSPECTUS, DATED                   , 1999

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       , 1999
OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE 'EXPIRATION DATE').
--------------------------------------------------------------------------------

                 The Exchange Agent for the Exchange Offer is:
                    UNITED STATES TRUST COMPANY OF NEW YORK
                        By Registered or Certified Mail:
                    United States Trust Company of New York
                                  P.O. Box 844
                                 Cooper Station
                            New York, NY 10276-0844
                      Attention: Corporate Trust Services

   By Overnight Delivery and By Hand after 4:30 p.m. on the Expiration Date:
                    United States Trust Company of New York
                            770 Broadway, 13th Floor
                               New York, NY 10003
                      Attention: Corporate Trust Services

                           By Hand before 4:30 p.m.:
                    United States Trust Company of New York
                                  111 Broadway
                                  Lower Level
                               New York, NY 10006
                      Attention: Corporate Trust Services

                    By Facsimile for Eligible Institutions:
                                 (212) 780-0592
                      Attention: Corporate Trust Services

                   For confirmation and/or information call:
                                 (800) 548-6565

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW
                            ------------------------
     List below the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------------------------------------------------
               DESCRIPTION OF INITIAL NOTES                           (1)                    (2)                    (3)
                                                                                                            PRINCIPAL AMOUNT OF
                                                                                                               INITIAL NOTES
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)             CERTIFICATE        PRINCIPAL AMOUNT OF         TENDERED
                (PLEASE FILL IN, IF BLANK)                        NUMBER(S)*            INITIAL NOTES      (IF LESS THAN ALL)**
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  -----------------------------------------------------------------
                                                                  -----------------------------------------------------------------
                                                                  -----------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry holders.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Initial Notes.
-----------------------------------------------------------------------------------------------------------------------------------

     The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated                , 1999 (the 'Prospectus'), of CD Radio Inc., a
Delaware corporation (the 'Company'), and this Letter of Transmittal (the 'Letter of Transmittal' or this 'Letter'), which together constitute the Company's offer (the 'Exchange Offer') to exchange up to $200,000,000 aggregate principal amount of its 14 1/2% Senior Secured Notes due 2009 (the 'Exchange Notes') for a like principal amount of the Company's issued and outstanding
14 1/2% Senior Secured Notes due 2009 (collectively, the 'Initial Notes').

     The undersigned has completed the appropriate boxes above and below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     This Letter is to be used either if certificates of Initial Notes are to be forwarded herewith or if delivery of Initial Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in 'The Exchange Offer -- Terms of the Exchange Offer -- Procedures for Tendering' in the Prospectus. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     Holders whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Initial Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption 'The Exchange Offer Terms of the Exchange Offer Procedures for Tendering.' See Instruction 1.

[ ] CHECK HERE IF INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________

[ ] The Depository Trust Company

Account Number _________________________________________________________________

Transaction Code Number ________________________________________________________

[ ] CHECK HERE IF INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s) ___________________________________________________

Name of Eligible Institution that Guaranteed Delivery __________________________

If delivered by book-entry transfer:

Account Number _________________________________________________________________

Date of execution of Notice of Guaranteed Delivery _____________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of business of the undersigned, that it is not engaged in, and does not intend to engage in, or has no arrangement or understanding with any person to participate in, a distribution of Exchange Notes and that it is not an 'affiliate' of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the 'Securities Act'). If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it may be deemed to be an 'underwriter' within the meaning of the Securities Act and must acknowledge that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an 'underwriter' within the meaning of the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on the Company's belief, based on interpretations by the staff of the Securities and Exchange Commission (the 'SEC') to third parties in unrelated transactions, that the Exchange Notes issued in exchange for the Initial Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an 'affiliate' of the Company within the meaning of Rule 405 under the Securities Act or (ii) any broker-dealer that purchases Notes from the Company to resell pursuant to Rule 144A under the Securities Act ('Rule 144A') or any other available exemption) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes and are not participating in, and do not intend to participate in, the distribution of such Exchange Notes. The undersigned acknowledges that any holder of Initial Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the SEC enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

     The undersigned represents that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the holder,
(ii) such holder or such other person has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes within the meaning of the Securities Act and is not participating in, and does not intend to participate in, the distribution of such Exchange Notes within the meaning of the Securities Act, and (iii) such holder or such other person is not an 'affiliate,' as defined in Rule 405 under the Securities Act, of the Company or, if such holder or such other person is an affiliate, such holder or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an 'underwriter' within the meaning of the Securities Act.

     The undersigned, if a California resident, hereby further represents and warrants that the undersigned (or the beneficial owner of the Initial Notes tendered hereby, if not the undersigned) (i) is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of the Company, a self-employed individual retirement plan, or individual retirement account), or a corporation which has a net worth on a consolidated basis according to its most recent audited financial statement of not less than $14,000,000, and (ii) is acquiring the Exchange Notes for its own account for investment purposes (or for the account of the beneficial owner of such Exchange Notes for investment purposes).

     All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

     The undersigned understands that tenders of the Initial Notes pursuant to any one of the procedures described under 'The Exchange Offer -- Terms of the Exchange Offer -- Procedures for Tendering Initial Notes' in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under 'The Exchange Offer -- Terms of the Exchange
Offer -- Conditions to the Exchange Offer,' the Company may not be required to accept for exchange any of the Initial Notes tendered. Initial Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under 'Special Delivery Instructions' below.

     Unless otherwise indicated herein in the box entitled 'Special Issuance Instructions' below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled 'Special Delivery Instructions' below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown above in the box entitled 'Description of Initial Notes.'

     THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN INITIAL NOTES, HAS GRANTED AUTHORITY TO BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH INITIAL NOTES AS OF THE DATE OF TENDER OF SUCH INITIAL NOTES TO EXECUTE AND DELIVER THE LETTER OF TRANSMITTAL AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, THE TERM 'HOLDER' SHALL BE DEEMED TO INCLUDE SUCH BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED 'DESCRIPTION OF INITIAL NOTES' ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

  Dated:......................................................................

  X.................................................  ........................

  X.................................................  ........................
  SIGNATURE(S) OF OWNER(S)/OR AUTHORIZED SIGNATORY    DATE

  Area Code and Telephone Number..............................................

       If a holder is tendering any Initial Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Initial Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

  Names  .....................................................................

         .....................................................................

                             (PLEASE TYPE OR PRINT)

  Capacity: ..................................................................

            ..................................................................

  Address ....................................................................

          ....................................................................
                               (INCLUDE ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

  Signature(s) Guaranteed by
  an Eligible Institution:....................................................
                             (AUTHORIZED SIGNATURE)

   ...........................................................................
                                    (TITLE)

   ...........................................................................
                                 (NAME OF FIRM)

  Dated:......................................................................

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if certificates for Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear on this Letter above.

   ISSUE: EXCHANGE NOTES TO:

   NAME(S):..................................................................
                             (PLEASE TYPE OR PRINT)

    .........................................................................
                             (PLEASE TYPE OR PRINT)

   ADDRESS:..................................................................

   ..........................................................................
                                                                   (ZIP CODE)

   SOCIAL SECURITY NUMBER:...................................................

                         (COMPLETE SUBSTITUTE FORM W-9)


                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if certificates for Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled 'Description of Initial Notes' on this Letter above.

   MAIL: EXCHANGE NOTES TO:

   NAME(S):..................................................................
                             (PLEASE TYPE OR PRINT)

   ..........................................................................
                             (PLEASE TYPE OR PRINT)

   ADDRESS:..................................................................

   ..........................................................................
                                                                   (ZIP CODE)

     IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR INITIAL NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER AND INITIAL NOTES; GUARANTEED DELIVERY PROCEDURE.

     This Letter is to be used to forward, and must accompany, all certificates representing Initial Notes tendered pursuant to the Exchange Offer unless such certificates are accompanied by an Agent's Message (as defined in the Prospectus) in which case you need not submit this Letter to the Exchange Agent. Certificates representing the Initial Notes in proper form for transfer (or a confirmation of book-entry transfer of such Initial Notes into the Exchange Agent's account at the book-entry transfer facility) must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. A tender will not be deemed to have been timely received when the tendering holder's properly completed and duly signed Letter or an Agent's Message accompanied by the Initial Notes is mailed prior to the Expiration Date but is received by the Exchange Agent after the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER, THE INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY.

     If a holder desires to tender Initial Notes and such holder's Initial Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Initial Notes (or a confirmation of book-entry transfer of Initial Notes into the Exchange Agent's account at the book-entry transfer facility with an Agent's Message) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder may still tender in the Exchange Offer if:

          (a) the tender is made through an Eligible Institution (as defined below);

          (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by us (by facsimile transmission, mail or hand delivery), setting forth your name and address as holder of the Initial Notes and the amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date the certificates for all physically tendered Initial Notes, in proper form for transfer, or a book-entry confirmation with an Agent's Message, as the case may be, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) the certificates for all physically tendered Initial Notes, in proper form for transfer, or a book-entry confirmation as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three business days after the Expiration Date.

     See 'The Exchange Offer -- Terms of the Exchange Offer -- Procedures for Tendering' in the Prospectus.

2. WITHDRAWALS.

     Any holder who has tendered Initial Notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by telegram, facsimile (receipt confirmed by telephone and an original delivered by guaranteed overnight courier)) to the Exchange Agent prior to the close of business on the Expiration Date and prior to acceptance for exchange thereof by us. For a withdrawal to be effective, a written notice of withdrawal must (i) specify the name of the person having tendered the Initial Notes to be withdrawn (the 'Depositor'), (ii) identify the Initial Notes to be withdrawn (including the certificate number or numbers and principal amount of such Initial Notes),
(iii) signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Initial Notes were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the trustee for the indenture governing the Initial Notes register the transfer of such Initial Notes pursuant to the terms of such indenture into the name of the person withdrawing the tender and (iv) specify the name in which any such Initial Notes are to be registered, if different from that of the Depositor. If Initial Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the participant's account at the book-entry transfer facility to be credited, if different from that of the Depositor, with the withdrawn Initial Notes or otherwise comply with the book-entry transfer facility's procedures. See 'The Exchange Offer -- Terms of the Exchange Offer -- Withdrawal of Tenders' in the Prospectus.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Initial Notes tendered hereby, the signature must correspond with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Initial Notes.

     If this Letter or any Initial Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by us, evidence satisfactory to us of their authority to so act must also be submitted with the Letter of Transmittal.

     If any tendered Initial Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an 'eligible guarantor' institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended -- (each, an 'Eligible Institution'), unless the Initial Notes are tendered: (i) by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner) who has not completed the box entitled 'Special Issuance Instructions' or 'Special Delivery Instructions' on this Letter and the Exchange Notes are being issued directly to such registered holder (or deposited into the participant's account at DTC), or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Initial Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Exchange Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any Initial Notes not accepted for exchange will be returned to the name or address of the person signing this Letter.

5. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9.

     Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and either (a) provide the correct taxpayer identification number ('TIN') and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the 'IRS') that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write 'Applied For' in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and sign the Certification of Payee Awaiting Taxpayer Identification Number. If 'Applied For' is written in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with his or her TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Initial Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Initial Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

6. TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Initial Notes not exchanged or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Initial Notes tendered hereby, or if tendered Initial Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Initial Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes specified in this Letter.

7. WAIVER OF CONDITIONS.

     Conditions enumerated in the Prospectus may be waived by the Company, in whole or in part, at any time from time to time in its reasonable discretion.

8. NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

     Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9. INADEQUATE SPACE.

     If the space provided herein is inadequate, the aggregate principal amount of Initial Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

10. MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES.

     If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify the United States Trust Company of New York at the telephone number indicated above. The holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the Initial Notes have been replaced.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the United States Trust Company of New York at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                          PAYER'S NAME: CD RADIO INC.

------------------------------------------------------------------------------------------------------------------------------
             SUBSTITUTE                     Part I -- Taxpayer Identification Number       _______________________________
              FORM W-9                                                                        Social Security Number
     Department of the Treasury             Enter your taxpayer identification
      Internal Revenue Service              number in the appropriate box. For most
                                            individuals, this is your social
                                            security number. If you do not have a                      OR
                                            number, see how to obtain a 'TIN' in
                                            the enclosed Guidelines.

                                            NOTE: If the account is in more than         ________________________________
                                            one name, see the chart on page 2 of          Employer Identification Number
                                            the enclosed Guidelines to determine
                                            what number to give.
                                            ----------------------------------------------------------------------------------
                                            Part II -- For Payees Exempt From Backup Withholding (see enclosed Guidelines)
                                            ----------------------------------------------------------------------------------
                                            CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

        PAYER'S REQUEST FOR                 (1) the number shown on this form is my correct Taxpayer Identification Number
      TAXPAYER IDENTIFICATION                   (or I am waiting for a number to be issued to me), and
          NUMBER (TIN) AND
           CERTIFICATION                    (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the 'IRS') that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.
                                            ----------------------------------------------------------------------------------
                                            Signature ________________________________   Date __________________________
------------------------------------------------------------------------------------------------------------------------------
CERTIFICATION GUIDELINES -- You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
------------------------------------------------------------------------------------------------------------------------------


         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY, UNDER PENALTIES OF PERJURY, THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND THAT I MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE (OR I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE). I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER, 31 PERCENT OF ALL PAYMENTS MADE TO ME ON ACCOUNT OF THE EXCHANGE NOTES SHALL BE RETAINED UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER AND THAT, IF I DO NOT PROVIDE MY TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY (60) DAYS, SUCH RETAINED AMOUNTS SHALL BE REMITTED TO THE INTERNAL REVENUE SERVICE AS BACKUP WITHHOLDING AND 31 PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD AND REMITTED TO THE INTERNAL REVENUE SERVICE UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER.

Signature ____________________________________        Date _____________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.